UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2004

PACIFICHEALTH LABORATORIES, INC.
(Exact name of registrant as specified in charter)

Delaware	000-23495	22-3367588

(State of other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		Number)

100 Matawan Road, Suite 420 Matawan, NJ	07747-3913

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 739-2900

(Former name or former address, if changed since last report.)

Item 12.           Results of Operations and Financial Condition.

     On July 30, 2004, PacificHealth Laboratories, Inc. issued a press release announcing certain financial results for the fiscal quarter ended June 30, 2004 The full text of the press release is attached hereto as Exhibit 99.1 to this Current Report on. Form 8-K.

     The information in this Form 8-K and the attached exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly incorporated by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICHEALTH LABORATORIES, INC.

Dated: August 2, 2004	By: /s/ Stephen P. Kuchen

Stephen P. Kuchen
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 30, 2004